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                         TRUST PIERS GUARANTEE AGREEMENT

                             Sovereign Bancorp, Inc.

                          Dated as of February 26, 2004

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                                TABLE OF CONTENTS

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                                                  ARTICLE I
                                        DEFINITIONS AND INTERPRETATION

Section 1.01.         Definitions and Interpretation...................................................     1

                                                 ARTICLE II
                                             TRUST INDENTURE ACT

Section 2.01.         Trust Indenture Act; Application.................................................     5

Section 2.02.         Lists of Holders of Securities...................................................     5

Section 2.03.         Reports by the Trust PIERS Guarantee Trustee.....................................     5

Section 2.04.         Periodic Reports to Trust PIERS Guarantee Trustee................................     5

Section 2.05.         Evidence of Compliance with Conditions Precedent.................................     6

Section 2.06.         Events of Default; Waiver........................................................     6

Section 2.07.         Event of Default; Notice.........................................................     6

Section 2.08.         Conflicting Interests............................................................     6

                                                 ARTICLE III
                         POWERS, DUTIES AND RIGHTS OF TRUST PIERS GUARANTEE TRUSTEE

Section 3.01.         Powers and Duties of the Trust PIERS Guarantee Trustee...........................     7

Section 3.02.         Certain Rights of Trust PIERS Guarantee Trustee..................................     8

Section 3.03.         Not Responsible for Recitals or Issuance of Trust PIERS Guarantee................    11

                                                 ARTICLE IV
                                        TRUST PIERS GUARANTEE TRUSTEE

Section 4.01.         Trust PIERS Guarantee Trustee; Eligibility.......................................    11

Section 4.02.         Appointment, Removal and Resignation of Trust PIERS Guarantee Trustee............    11

                                                  ARTICLE V
                                                  GUARANTEE

Section 5.01.         Guarantee........................................................................    12

Section 5.02.         Waiver of Notice and Demand......................................................    12

Section 5.03.         Obligations Not Affected.........................................................    13

Section 5.04.         Rights of Holders................................................................    13

Section 5.05.         Guarantee of Payment.............................................................    14

Section 5.06.         Subrogation......................................................................    14

Section 5.07.         Independent Obligations..........................................................    14
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                            TABLE OF CONTENTS CON'TD

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                                                  ARTICLE VI
                                  LIMITATION OF TRANSACTIONS; SUBORDINATION

Section 6.01.         Limitation of Transactions.......................................................    14

Section 6.02.         Ranking..........................................................................    15

                                                 ARTICLE VII
                                                 TERMINATION

Section 7.01.         Termination......................................................................    16

                                                ARTICLE VIII
                                               INDEMNIFICATION

Section 8.01.         Exculpation......................................................................    16

Section 8.02.         Indemnification..................................................................    16

                                                 ARTICLE IX
                                                MISCELLANEOUS

Section 9.01.         Successors and Assigns...........................................................    17

Section 9.02.         Amendments.......................................................................    17

Section 9.03.         Notices..........................................................................    17

Section 9.04.         Benefit..........................................................................    18

Section 9.05.         Governing Law....................................................................    18
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                                       ii

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                         TRUST PIERS GUARANTEE AGREEMENT

         This GUARANTEE AGREEMENT (the "Trust PIERS Guarantee"), dated as of February 26, 2004, is executed and delivered by Sovereign Bancorp, Inc., a Pennsylvania corporation (the "Guarantor"), and The Bank of New York, a New York banking corporation, as trustee (the "Trust PIERS Guarantee Trustee"), for the benefit of the Holders (as defined herein) from time to time of the Trust PIERS (as defined herein) of Sovereign Capital Trust IV, a Delaware statutory business trust (the "Issuer").

         WHEREAS, pursuant to an Amended and Restated Declaration of Trust (the "Trust Agreement"), dated as of February 26, 2004, among the trustees of the Issuer, the Guarantor, as sponsor, and the holders from time to time of undivided beneficial interests in the assets of the Issuer, the Issuer is issuing on the date hereof 14,000,000 capital securities, or up to 16,000,000 capital securities in the event the Underwriters (as defined herein) exercise their option to purchase additional capital securities, having an aggregate liquidation amount of $700,000,000, or up to $800,000,000 in the event the underwriters exercise their option to purchase additional capital securities, such capital securities being designated the 4.375% Contingent Convertible Trust Preferred Income Equity Redeemable Securities (collectively, the "Trust PIERS").

         WHEREAS, as incentive for the Holders to purchase the Trust PIERS, the Guarantor desires irrevocably and unconditionally to agree, to the extent set forth in this Trust PIERS Guarantee, to pay to the Holders the Guarantee Payments (as defined below). The Guarantor agrees to make certain other payments on the terms and conditions set forth herein.

         WHEREAS, the Guarantor is executing and delivering a guarantee agreement (the "Common Securities Guarantee"), with substantially identical terms to this Trust PIERS Guarantee, for the benefit of the holders of the Common Securities (as defined herein), except that if an Event of Default (as defined in the Trust Agreement) has occurred and is continuing, the rights of holders of the Common Securities to receive Guarantee Payments under the Common Securities Guarantee are subordinated, to the extent and in the manner set forth in the Common Securities Guarantee, to the rights of holders of Trust PIERS to receive Guarantee Payments under this Trust PIERS Guarantee.

         NOW, THEREFORE, in consideration of the purchase by each Holder, which purchase the Guarantor hereby acknowledges shall benefit the Guarantor, the Guarantor executes and delivers this Trust PIERS Guarantee for the benefit of the Holders.

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

                  SECTION 1.01. Definitions and Interpretation.

                  In this Trust PIERS Guarantee, unless the context otherwise requires:

                  (a) Capitalized terms used in this Trust PIERS Guarantee but not defined in the preamble above have the respective meanings assigned to them in this Section 1.01;

                  (b) Terms defined in the Trust Agreement as at the date of execution of this Trust PIERS Guarantee have the same meaning when used in this Trust PIERS Guarantee unless otherwise defined in this Trust PIERS Guarantee;

                  (c) a term defined anywhere in this Trust PIERS Guarantee has the same meaning throughout;

                  (d) all references to "the Trust PIERS Guarantee" or "this Trust PIERS Guarantee" are to this Trust PIERS Guarantee as modified, supplemented or amended from time to time;

                  (e) all references in this Trust PIERS Guarantee to Articles and Sections are to Articles and Sections of this Trust PIERS Guarantee, unless otherwise specified;

                  (f) a term defined in the Trust Indenture Act has the same meaning when used in this Trust PIERS Guarantee, unless otherwise defined in this Trust PIERS Guarantee or unless the context otherwise requires; and

                  (g) a reference to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act of 1933, as amended, or any successor rule thereunder.

         "Business Day" means any day other than a Saturday or a Sunday, or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

         "Common Securities" means the securities representing common undivided beneficial interests in the assets of the Issuer.

         "Corporate Trust Office" means the office of the Trust PIERS Guarantee Trustee at which the corporate trust business of the Trust PIERS Guarantee Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, 8 West, New York, New York 10286.

         "Covered Person" means any Holder or beneficial owner of Trust PIERS.

         "Debentures" means the series of subordinated debt securities of the Guarantor designated the 4.375% Junior Subordinated Deferrable Interest Debentures due March 1, 2034 held by the Property Trustee (as defined in the Trust Agreement) of the Issuer.

         "Event of Default" means a default by the Guarantor on any of its payment or other obligations under this Trust PIERS Guarantee.

         "Guarantee Payments" means the following payments or distributions, without duplication, with respect to the Trust PIERS, to the extent not paid or made by the Issuer: (i) any accumulated and unpaid Distributions (as defined in the Trust Agreement), including Contingent Distributions (as defined in the Trust Agreement) if any, that are required to be paid on such Trust PIERS to the extent the Issuer has funds on hand legally available therefor at such time,
(ii) the redemption price, including all accumulated and unpaid Distributions to the date of redemption (the "Redemption Price") to the extent the Issuer has funds on hand legally available therefor at such time, with respect to any Trust PIERS called for redemption by the Issuer, and (iii) upon a voluntary or involuntary termination and liquidation of the Issuer (other than in connection with the distribution of Debentures and Warrants to the Holders in exchange for Trust PIERS or the redemption of all the Trust PIERS as provided in the Trust Agreement), the lesser of (a) the aggregate of the liquidation amount and all accumulated and unpaid Distributions, including Contingent Distributions, on the Trust PIERS to the date of payment, to the extent the Issuer has funds on hand legally available therefor, and (b) the amount of assets of the Issuer remaining available for distribution to Holders in liquidation of the Issuer. If an Event of Default has occurred and is continuing, no Guarantee Payments under the Common Securities Guarantee with respect to the Common Securities or any guarantee payment under any Other Common Securities Guarantees shall be made until the Holders shall be paid in full the Guarantee Payments to which they are entitled under this Trust PIERS Guarantee.

         "Holder" shall mean any holder, as registered on the books and records of the Issuer, of any Trust PIERS; provided, however, that, in determining whether the holders of the requisite percentage of Trust PIERS have given any request, notice, consent or waiver hereunder, "Holder" shall not include the Guarantor or any Affiliate of the Guarantor.

         "Indemnified Person" means the Trust PIERS Guarantee Trustee, any Affiliate of the Trust PIERS Guarantee Trustee, or any officers, directors, shareholders, members, partners, employees, representatives, nominees, custodians or agents of the Trust PIERS Guarantee Trustee.

         "Indenture" means the Indenture dated as of September 1, 1999, among the Guarantor (the "Debenture Issuer") and The Bank of New York, as trustee, as amended by the Third Supplemental Indenture dated as of February 26, 2004, pursuant to which the Debentures are to be issued to the Property Trustee of the Issuer.

         "Indenture Event of Default" shall mean any event specified in Section
5.01 of the Indenture.

         "Majority in liquidation amount of the Trust PIERS " means, except as provided by the Trust Indenture Act, a vote by Holder(s) of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all Trust PIERS.

         "Officers' Certificate" means, with respect to any person, a certificate signed by the Chairman, a Vice Chairman, the Chief Executive Officer, the President, a Vice President, the Comptroller, the Secretary or an Assistant Secretary of the Guarantor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust PIERS Guarantee (other than pursuant to Section 314(a)(4) of the Trust Indenture Act) shall include:

                  (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                  (ii) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iii) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

         "Other Common Securities Guarantees" shall have the same meaning as "Other Guarantees" as defined in the Common Securities Guarantee.

         "Other Debentures" means all junior subordinated debentures issued by the Guarantor from time to time and sold to any other trust, partnership or other entity affiliated with the Guarantor that is a financing vehicle of the Guarantor (if any), in each case similar to the Issuer.

         "Other Guarantees" means all guarantees to be issued by the Guarantor with respect to capital securities (if any) similar to the Trust PIERS issued by any other trust, partnership or other entity affiliated with the Guarantor that is a financing vehicle of the Guarantor (if any), in each case similar to the Issuer.

         "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Responsible Officer" means any officer within the Corporate Trust Office of the Trust PIERS Guarantee Trustee, including any vice president, any assistant vice president, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Trust PIERS Guarantee Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Trust PIERS Guarantee.

         "Successor Trust PIERS Guarantee Trustee" means a successor Trust PIERS Guarantee Trustee possessing the qualifications to act as Trust PIERS Guarantee Trustee under Section 4.01.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended.

         "Trust PIERS Guarantee Trustee" means The Bank of New York, a New York banking corporation, until a Successor Trust PIERS Guarantee Trustee has been appointed and has accepted such appointment pursuant to the terms of this Trust PIERS Guarantee and thereafter means each such Successor Trust PIERS Guarantee Trustee.

         "Trust Securities" means the Common Securities and the Trust PIERS, collectively.

         "Underwriters" means the entities acting as underwriters of the Trust PIERS.

                                   ARTICLE II

                               TRUST INDENTURE ACT

                  SECTION 2.01. Trust Indenture Act; Application.

                  (a) This Trust PIERS Guarantee is subject to the provisions of the Trust Indenture Act that are required to be part of this Trust PIERS Guarantee and shall, to the extent applicable, be governed by such provisions; and

                  (b) if and to the extent that any provision of this Trust PIERS Guarantee limits, qualifies or conflicts with the duties imposed by Section 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                  SECTION 2.02. Lists of Holders of Securities.

                  (a) The Guarantor shall provide the Trust PIERS Guarantee Trustee (unless the Trust PIERS Guarantee Trustee is otherwise the registrar of the Trust PIERS) with a list, in such form as the Trust PIERS Guarantee Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such date, (i) within one Business Day after March 15, June 15, September 15 and December 15 of each year, and (ii) at any other time within 30 days of receipt by the Guarantor of a written request for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Trust PIERS Guarantee Trustee, provided, that the Guarantor shall not be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Trust PIERS Guarantee Trustee by the Guarantor. The Trust PIERS Guarantee Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                  (b) The Trust PIERS Guarantee Trustee shall comply with its obligations under Sections 311(a), 311(b) and Section 312(b) of the Trust Indenture Act.

                  SECTION 2.03. Reports by the Trust PIERS Guarantee Trustee.

                  Within 60 days after May 15 of each year, commencing May 15, 2002, the Trust PIERS Guarantee Trustee shall provide to the Holders such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Trust PIERS Guarantee Trustee shall also comply with the other requirements of Section 313 of the Trust Indenture Act.

                  SECTION 2.04. Periodic Reports to Trust PIERS Guarantee
Trustee.

                  The Guarantor shall provide to the Trust PIERS Guarantee Trustee such documents, reports and information as required by Section 314 (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act provided that such compliance certificate shall be delivered on or before 120 days after the end of each fiscal year of the Guarantor. Delivery of such reports, information and documents to the Trust PIERS Guarantee Trustee is for informational purposes only and the Trust PIERS Guarantee Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Guarantor's compliance with any of its covenants hereunder (as to which the Trust PIERS Guarantee Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 2.05. Evidence of Compliance with Conditions
Precedent.

                  The Guarantor shall provide to the Trust PIERS Guarantee Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust PIERS Guarantee that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

                  SECTION 2.06. Events of Default; Waiver.

                  The Holders of a Majority in liquidation amount of Trust PIERS may, by vote, on behalf of all Holders, waive any past Event of Default and its consequences. Upon such waiver, any such Event of Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Trust PIERS Guarantee, but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

                  SECTION 2.07. Event of Default; Notice.

                  (a) The Trust PIERS Guarantee Trustee shall, within 90 days after the occurrence of a default with respect to this Trust PIERS Guarantee, mail by first class postage prepaid, to all Holders, notices of all defaults actually known to a Responsible Officer, unless such defaults have been cured before the giving of such notice, provided, that, except in the case of default in the payment of any Guarantee Payment, the Trust PIERS Guarantee Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors of the Trust PIERS Guaranty Trustee and/or a Responsible Officer in good faith determines that the withholding of such notice is in the interests of the Holders.

                  (b) The Trust PIERS Guarantee Trustee shall not be deemed to have knowledge of any Event of Default unless the Trust PIERS Guarantee Trustee shall have received written notice from the Guarantor, or a Responsible Officer charged with the administration of the Trust Agreement shall have obtained actual knowledge, of such Event of Default.

                  SECTION 2.08. Conflicting Interests.

                  The Trust Agreement shall be deemed to be specifically described in this Trust PIERS Guarantee for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                                  ARTICLE III

                          POWERS, DUTIES AND RIGHTS OF
                          TRUST PIERS GUARANTEE TRUSTEE

                  SECTION 3.01. Powers and Duties of the Trust PIERS Guarantee Trustee.

                  (a) This Trust PIERS Guarantee shall be held by the Trust PIERS Guarantee Trustee for the benefit of the Holders, and the Trust PIERS Guarantee Trustee shall not transfer this Trust PIERS Guarantee to any Person except a Holder exercising his or her rights pursuant to
         Section 5.04(b) or to a Successor Trust PIERS Guarantee Trustee on acceptance by such Successor Trust PIERS Guarantee Trustee of its appointment to act as Successor Trust PIERS Guarantee Trustee. The right, title and interest of the Trust PIERS Guarantee Trustee shall automatically vest in any Successor Trust PIERS Guarantee Trustee, and such vesting and succession of title shall be effective whether or not conveyancing documents have been executed and delivered pursuant to the appointment of such Successor Trust PIERS Guarantee Trustee.

                  (b) If an Event of Default actually known to a Responsible Officer has occurred and is continuing, the Trust PIERS Guarantee Trustee shall enforce this Trust PIERS Guarantee for the benefit of the Holders.

                  (c) The Trust PIERS Guarantee Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Trust PIERS Guarantee, and no implied covenants shall be read into this Trust PIERS Guarantee against the Trust PIERS Guarantee Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.06) and is actually known to a Responsible Officer, the Trust PIERS Guarantee Trustee shall exercise such of the rights and powers vested in it by this Trust PIERS Guarantee, and use the same degree of care and skill in its exercise thereof, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                  (d) No provision of this Trust PIERS Guarantee shall be construed to relieve the Trust PIERS Guarantee Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of any Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                  (A) the duties and obligations of the Trust PIERS Guarantee Trustee shall be determined solely by the express provisions of this Trust PIERS Guarantee, and the Trust

         PIERS Guarantee Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Trust PIERS Guarantee, and no implied covenants or obligations shall be read into this Trust PIERS Guarantee against the Trust PIERS Guarantee Trustee; and

                  (B) in the absence of bad faith on the part of the Trust PIERS Guarantee Trustee, the Trust PIERS Guarantee Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust PIERS Guarantee Trustee and conforming to the requirements of this Trust PIERS Guarantee; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Trust PIERS Guarantee Trustee, the Trust PIERS Guarantee Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust PIERS Guarantee;

                  (ii) the Trust PIERS Guarantee Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trust PIERS Guarantee Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                  (iii) the Trust PIERS Guarantee Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a Majority in liquidation amount of the Trust PIERS relating to the time, method and place of conducting any proceeding for any remedy available to the Trust PIERS Guarantee Trustee, or exercising any trust or power conferred upon the Trust PIERS Guarantee Trustee under this Trust PIERS Guarantee; and

                  (iv) no provision of this Trust PIERS Guarantee shall require the Trust PIERS Guarantee Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if the Trust PIERS Guarantee Trustee shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Trust PIERS Guarantee or indemnity, reasonably satisfactory to the Trust PIERS Guarantee Trustee, against such risk or liability is not reasonably assured to it.

                  SECTION 3.02. Certain Rights of Trust PIERS Guarantee Trustee.

                  (a)      Subject to the provisions of Section 3.01:

                  (i) The Trust PIERS Guarantee Trustee may conclusively rely, and shall be fully protected in acting or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (ii) Any direction or act of the Guarantor contemplated by this Trust PIERS Guarantee may be sufficiently evidenced by an Officers' Certificate.

                  (iii) Whenever, in the administration of this Trust PIERS Guarantee, the Trust PIERS Guarantee Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Trust PIERS Guarantee Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Guarantor.

                  (iv) The Trust PIERS Guarantee Trustee shall have no duty to see to any recording, filing or registration of any instrument (or any rerecording, refiling or reregistration thereof).

                  (v) The Trust PIERS Guarantee Trustee may consult with counsel of its selection, and the advice or opinion of such counsel with respect to legal matters shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Guarantor or any of its Affiliates and may include any of its employees. The Trust PIERS Guarantee Trustee shall have the right at any time to seek instructions concerning the administration of this Trust PIERS Guarantee from any court of competent jurisdiction.

                  (vi) The Trust PIERS Guarantee Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust PIERS Guarantee at the request or direction of any Holder, unless such Holder shall have provided to the Trust PIERS Guarantee Trustee such security and indemnity, reasonably satisfactory to the Trust PIERS Guarantee Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Trust PIERS Guarantee Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Trust PIERS Guarantee Trustee; provided that, nothing contained in this Section 3.02(a)(vi) shall be taken to relieve the Trust PIERS Guarantee Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Trust PIERS Guarantee.

                  (vii) The Trust PIERS Guarantee Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trust PIERS Guarantee Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                  (viii) The Trust PIERS Guarantee Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, custodians or attorneys, and the Trust PIERS Guarantee Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                  (ix) Any action taken by the Trust PIERS Guarantee Trustee or its agents hereunder shall bind the Holders, and the signature of the Trust PIERS Guarantee Trustee or its agents alone shall be sufficient and effective to perform any such action. No third party shall be required to inquire as to the authority of the Trust PIERS Guarantee Trustee to so act or as to its compliance with any of the terms and provisions of this Trust PIERS Guarantee, both of which shall be conclusively evidenced by the Trust PIERS Guarantee Trustee's or its agent's taking such action.

                  (x) Whenever in the administration of this Trust PIERS Guarantee the Trust PIERS Guarantee Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Trust PIERS Guarantee Trustee
         (i) may request instructions from the Holders of a Majority in liquidation amount of the Trust PIERS, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions.

                  (xi) The Trust PIERS Guarantee Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Trust PIERS Guarantee.

                  (xii) In no event shall the Property Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Property Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

                  (xiii) The Property Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Property Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a Default is received by the Property Trustee at the Corporate Trust Office of the Property Trustee, and such notice references the Securities and the Indenture.

                  (xiv) The rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

                  (b) No provision of this Trust PIERS Guarantee shall be deemed to impose any duty or obligation on the Trust PIERS Guarantee Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it in any jurisdiction in which it shall be illegal, or in which the Trust PIERS Guarantee Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Trust PIERS Guarantee Trustee shall be construed to be a duty.

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                  SECTION 3.03. Not Responsible for Recitals or Issuance of
Trust PIERS Guarantee.

                  The recitals contained in this Trust PIERS Guarantee shall be taken as the statements of the Guarantor, and the Trust PIERS Guarantee Trustee does not assume any responsibility for their correctness. The Trust PIERS Guarantee Trustee makes no representation as to the validity or sufficiency of this Trust PIERS Guarantee.

                                   ARTICLE IV

                          TRUST PIERS GUARANTEE TRUSTEE

                  SECTION 4.01. Trust PIERS Guarantee Trustee; Eligibility.

                  (a) There shall at all times be a Trust PIERS Guarantee Trustee which shall:

                  (i)      not be an Affiliate of the Guarantor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or Person permitted by the Securities and Exchange Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then, for the purposes of this Section 4.01(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                  (b) If at any time the Trust PIERS Guarantee Trustee shall cease to be eligible to so act under Section 4.01(a), the Trust PIERS Guarantee Trustee shall immediately resign in the manner and with the effect set out in Section 4.02(c).

                  (c) If the Trust PIERS Guarantee Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Trust PIERS Guarantee Trustee and Guarantor shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                  SECTION 4.02. Appointment, Removal and Resignation of Trust PIERS Guarantee Trustee.

                  (a) Subject to Section 4.02(b), the Trust PIERS Guarantee Trustee may be appointed or removed without cause at any time by the Guarantor except during an Event of Default.

                  (b) The Trust PIERS Guarantee Trustee shall not be removed in accordance with Section 4.02(a) until a Successor Trust PIERS Guarantee Trustee has been

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         appointed and has accepted such appointment by written instrument executed by such Successor Trust PIERS Guarantee Trustee and delivered to the Guarantor.

                  (c) The Trust PIERS Guarantee Trustee shall hold office until a Successor Trust PIERS Guarantee Trustee shall have been appointed or until its removal or resignation. The Trust PIERS Guarantee Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing executed by the Trust PIERS Guarantee Trustee and delivered to the Guarantor, which resignation shall not take effect until a Successor Trust PIERS Guarantee Trustee has been appointed and has accepted such appointment by instrument in writing executed by such Successor Trust PIERS Guarantee Trustee and delivered to the Guarantor and the resigning Trust PIERS Guarantee Trustee.

                  (d) If no Successor Trust PIERS Guarantee Trustee shall have been appointed and accepted appointment as provided in this
         Section 4.02 within 60 days after delivery of an instrument of removal or resignation, the Trust PIERS Guarantee Trustee resigning or being removed may petition any court of competent jurisdiction for appointment of a Successor Trust PIERS Guarantee Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Trust PIERS Guarantee Trustee.

                  (e) No Trust PIERS Guarantee Trustee shall be liable for the acts or omissions to act of any Successor Trust PIERS Guarantee Trustee.

                  (f) Upon termination of this Trust PIERS Guarantee or removal or resignation of the Trust PIERS Guarantee Trustee pursuant to this Section 4.02, the Guarantor shall pay to the Trust PIERS Guarantee Trustee all amounts due to the Trust PIERS Guarantee Trustee accrued to the date of such termination, removal or resignation.

                                   ARTICLE V

                                    GUARANTEE

                  SECTION 5.01. Guarantee.

                  The Guarantor irrevocably and unconditionally agrees to pay in full to the Holders the Guarantee Payments (without duplication of amounts theretofore paid by the Issuer), as and when due, regardless of any defense, right of set-off or counterclaim that the Issuer may have or assert. The Guarantor's obligation to make a Guarantee Payment may be satisfied by direct payment of the required amounts by the Guarantor to the Holders or by causing the Issuer to pay such amounts to the Holders.

                  SECTION 5.02. Waiver of Notice and Demand.

                  The Guarantor hereby waives notice of acceptance of this Trust PIERS Guarantee and of any liability to which it applies or may apply, presentment, demand for payment, any right to require a proceeding first against the Issuer or any other Person before proceeding against the

Guarantor, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

                  SECTION 5.03. Obligations Not Affected.

                  The obligations, covenants, agreements and duties of the Guarantor under this Trust PIERS Guarantee shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

                  (a) the release or waiver, by operation of law or otherwise, of the performance or observance by the Issuer of any express or implied agreement, covenant, term or condition relating to the Trust PIERS to be performed or observed by the Issuer;

                  (b) the extension of time for the payment by the Issuer of all or any portion of the Distributions, Redemption Price, Liquidation Distribution or any other sums payable under the terms of the Trust PIERS or the extension of time for the performance of any other obligation under, arising out of, or in connection with, the Trust PIERS (other than an extension of time for payment of Distributions, Redemption Price, Liquidation Distribution or other sum payable that results from the extension of any interest payment period on the Debentures permitted by the Indenture);

                  (c) any failure, omission, delay or lack of diligence on the part of the Holders to enforce, assert or exercise any right, privilege, power or remedy conferred on the Holders pursuant to the terms of the Trust PIERS, or any action on the part of the Issuer granting indulgence or extension of any kind;

                  (d) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Issuer or any of the assets of the Issuer;

                  (e) any invalidity of, or defect or deficiency in, the Trust PIERS;

                  (f) the settlement or compromise of any obligation guaranteed hereby or hereby incurred; or

                  (g) any other circumstance whatsoever that might otherwise constitute a legal or equitable discharge or defense of a guarantor, it being the intent of this Section 5.03 that the obligations of the Guarantor with respect to the Guarantee Payments shall be absolute and unconditional under any and all circumstances.

                  There shall be no obligation of the Holders to give notice to, or obtain consent of, the Guarantor with respect to the happening of any of the foregoing.

                  SECTION 5.04. Rights of Holders.

                  (a) The Holders of a Majority in liquidation amount of the Trust PIERS have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trust PIERS Guarantee Trustee in respect of this Trust PIERS Guarantee or exercising any trust or power conferred upon the Trust PIERS Guarantee Trustee under this Trust PIERS Guarantee.

                  (b) If the Trust PIERS Guarantee Trustee fails to enforce such Trust PIERS Guarantee, any Holder may institute a legal proceeding directly against the Guarantor to enforce the Trust PIERS Guarantee Trustee's rights under this Trust PIERS Guarantee, without first instituting a legal proceeding against the Issuer, the Trust PIERS Guarantee Trustee or any other person or entity. The Guarantor waives any right or remedy to require that any action be brought first against the Issuer or any other person or entity before proceeding directly against the Guarantor.

                  SECTION 5.05. Guarantee of Payment.

         This Trust PIERS Guarantee creates a guarantee of payment and not of collection.

                  SECTION 5.06. Subrogation.

         The Guarantor shall be subrogated to all (if any) rights of the Holders against the Issuer in respect of any amounts paid to such Holders by the Guarantor under this Trust PIERS Guarantee; provided, however, that the Guarantor shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any right that it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Trust PIERS Guarantee, if, at the time of any such payment, any amounts are due and unpaid under this Trust PIERS Guarantee. If any amount shall be paid to the Guarantor in violation of the preceding sentence, the Guarantor agrees to hold such amount in trust for the Holders and to pay over such amount to the Holders.

                  SECTION 5.07. Independent Obligations.

         The Guarantor acknowledges that its obligations hereunder are independent of the obligations of the Issuer with respect to the Trust PIERS, and that the Guarantor shall be liable as principal and as debtor hereunder to make Guarantee Payments pursuant to the terms of this Trust PIERS Guarantee notwithstanding the occurrence of any event referred to in subsections (a) through (h), inclusive, of Section 5.03 hereof.

                                   ARTICLE VI

                    LIMITATION OF TRANSACTIONS; SUBORDINATION

                  SECTION 6.01. Limitation of Transactions.

         So long as any Trust PIERS remain outstanding, the Guarantor shall not
(i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Guarantor's capital stock (which includes common stock and preferred stock) or (ii) make any payment of principal of or premium, if any, or interest on or repay, repurchase or redeem any debt securities of the Guarantor (including any Other Debentures) that rank pari passu with or junior in right of payment to the Debentures or
(iii) make any guarantee
payments with respect to any guarantee by the Guarantor of the debt securities of any subsidiary of the Guarantor (including Other Guarantees) if such guarantee ranks pari passu with or junior in right of payment to the Debentures (other than (a) dividends or distributions in shares of, or options, warrants, or rights to subscribe for or purchase shares of, common stock of the Guarantor, or repurchases or redemptions of capital stock solely from the issuance or exchange of capital stock, (b) any declaration of a dividend in connection with the implementation of a stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under this Trust PIERS Guarantee, (d) as a result of a reclassification of the Guarantor's capital stock or the exchange or the conversion of one class or series of the Guarantor's capital stock for another class or series of the Guarantor's capital stock, (e) the purchase of fractional interests in shares of the Guarantor's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, (f) purchases of common stock related to the issuance of common stock or rights under any of the Guarantor's benefit plans for its directors, officers or employees or any of the Guarantor's dividend reinvestment plans, (g) the payment of any dividend within 60 days after the date of declaration of the dividend if, at the date of declaration (x) if paid on that date, the payment of the dividend would not have been prohibited by an election to defer interest payments and (y) the declaration was in accordance with the Guarantor's dividend policy in effect immediately prior to its declaration of the dividend, and (h) repurchases of Guarantor's common stock in connection with acquisitions of businesses made by the Guarantor or any of its subsidiaries, which repurchases are made in connection with the satisfaction of indemnification obligations of the sellers of such businesses) if at such time
(i) there shall have occurred any event of which the Guarantor has actual knowledge that (a) is, or with the giving of notice or the lapse of time, or both, would be an Indenture Event of Default and (b) in respect of which the Guarantor shall not have taken reasonable steps to cure, (ii) if such Debentures are held by the Property Trustee, the Guarantor shall be in default with respect to its payment of any obligations under this Trust PIERS Guarantee or (iii) the Guarantor shall have given notice of its election of the exercise of its right to extend the interest payment period pursuant to Section 16.01 of the Indenture and any such extension shall be continuing.

                  SECTION 6.02. Ranking.

         This Trust PIERS Guarantee will constitute an unsecured obligation of the Guarantor and will rank (i) subordinate and junior in right of payment to Senior Indebtedness (as defined in the Indenture), to the same extent and in the same manner that the Debentures are subordinated to Senior Indebtedness pursuant to the Indenture (except as indicated below), it being understood that the terms of Article XV of the Indenture shall apply to the obligations of the Guarantor under this Common Securities Guarantee as if (x) such Article XV were set forth herein in full and (y) such obligations were substituted for the term "Securities" appearing in such Article XV, except that with respect to Section
15.03 of the Indenture only, the term "Senior Indebtedness" shall mean all liabilities of the Guarantor, whether or not for money borrowed (other than obligations in respect of Other Guarantees), (ii) pari passu with the most senior preferred or preference stock now or hereafter issued by the Guarantor, any guarantee now or hereafter entered into by the Guarantor in respect of any preferred or preference stock of any Affiliate of the Guarantor, any Other Guarantee and any Other Common Securities Guarantee, and (iii) senior to the Guarantor's capital stock.

                                  ARTICLE VII

                                   TERMINATION

                  SECTION 7.01. Termination.

         This Trust PIERS Guarantee shall terminate (i) upon full payment of the Redemption Price (as defined in the Trust Agreement) of all Trust PIERS, (ii) upon distribution of all the assets of the Trust to the Holders, (iii) upon liquidation of the Issuer and the full payment of the amounts payable in accordance with the Trust Agreement, or (iv) upon the distribution by the Guarantor of common stock of the Guarantor to Holders in respect of conversion of all outstanding Trust PIERS into such common stock of the Guarantor. Notwithstanding the foregoing, this Trust PIERS Guarantee will continue to be effective or will be reinstated, as the case may be, if at any time any Holder must restore payment of any sums paid under the Trust PIERS or under this Trust PIERS Guarantee.

                                  ARTICLE VIII

                                 INDEMNIFICATION

                  SECTION 8.01. Exculpation.

                  (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Guarantor or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith in accordance with this Trust PIERS Guarantee and in a manner that such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Trust PIERS Guarantee or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

                  (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Guarantor and upon such information, opinions, reports or statements presented to the Guarantor by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Guarantor, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

                  SECTION 8.02. Indemnification.

         The Guarantor agrees to indemnify each Indemnified Person for, and to hold each Indemnified Person harmless against, any and all loss, liability, damage, claim or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against, or investigating, any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 8.02 shall survive the termination of this Trust PIERS Guarantee and the resignation or removal of the Trust PIERS Guarantee Trustee.

                                   ARTICLE IX

                                  MISCELLANEOUS

                  SECTION 9.01. Successors and Assigns.

                  All guarantees and agreements contained in this Trust PIERS Guarantee shall bind the successors, assigns, receivers, trustees and representatives of the Guarantor and shall inure to the benefit of the Holders then outstanding.

                  SECTION 9.02. Amendments.

         Except with respect to any changes that do not materially adversely affect the rights of Holders (in which case no consent of Holders will be required), this Trust PIERS Guarantee may only be amended with the prior approval of the Holders of a Majority in liquidation amount of the Securities (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined). The provisions of the Trust Agreement with respect to consents to amendments thereof (whether at a meeting or otherwise) shall apply to the giving of such approval.

                  SECTION 9.03. Notices.

         All notices provided for in this Trust PIERS Guarantee shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                  (a) If given to the Issuer, in care of the Administrative Trustee at the Issuer's mailing address set forth below (or such other address as the Issuer may give notice of to the Holders and the Trust PIERS Guarantee Trustee):

                                    Sovereign Capital Trust IV
                                    103 Foulk Road
                                    Suite 200
                                    Wilmington, Delaware  19803
                                    Attention: Administrative Trustee
                                    Telecopy: (302) 652 - 8667

                  (b) If given to the Trust PIERS Guarantee Trustee, at the Trust PIERS Guarantee Trustee's mailing address set forth below (or such other address as the Trust PIERS Guarantee Trustee may give notice of to the Holders and the Issuer):

                                    The Bank of New York
                                    101 Barclay Street, 8 West
                                    New York, New York  10286
                                    Attention:  Corporate Trust
                                                Administration

                                    Telecopy:  (212) 815-5707

                  (c) If given to the Guarantor, at the Guarantor's mailing address set forth below (or such other address as the Guarantor may give notice of to the Holders and the Trust PIERS Guarantee Trustee):

                                    Sovereign Bancorp, Inc.
                                    1130 Berkshire Boulevard
                                    Wyomissing, PA  19610
                                    Attention:  Mark McCollom
                                    Telecopy:  (610) 320-8448

                  (d) If given to any Holder, at the address set forth on the books and records of the Issuer.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  SECTION 9.04. Benefit.

                  This Trust PIERS Guarantee is solely for the benefit of the Holders and, subject to Section 3.01(a), is not separately transferable from the Trust PIERS.

                  SECTION 9.05. Governing Law.

         THIS TRUST PIERS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                         [SIGNATURES ON FOLLOWING PAGE]

                        [SIGNATURES FROM PRECEDING PAGE]

         THIS TRUST PIERS GUARANTEE is executed as of the day and year first above written.

                                         SOVEREIGN BANCORP, INC., as Guarantor

                                         By: ___________________________________
                                             Mark R. McCollom
                                             Senior Vice President

                                         THE BANK OF NEW YORK, as Trust PIERS
                                         Guarantee Trustee

                                         By: ___________________________________
                                             Name:
                                             Title: Authorized Signatory